CONFORMED

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2003

TBC CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-11579 (Commission File Number)	31-0600670 (I.R.S. Employer Identification No.)

4770 Hickory Hill Road, Memphis, Tennessee (Address of principal executive offices)	38141 (Zip Code)

Registrant's telephone number, including area code: (901) 363-8030

Not Applicable (Former name or former address, if changed since last report)

Item 5.	Other Events and Required FD Disclosure.

On February 11, 2003, TBC Corporation issued a press release reporting its financial results for the quarter and year ended December 31, 2002. The text of that press release is included as Exhibit 99.1 to this Form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TBC CORPORATION

February 12, 2003	By	/s/ Thomas W. Garvey Thomas W. Garvey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Additional Exhibits.	Located at Numbered Page

99.1	TBC Corporation Press Release dated February 11, 2003	4